SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 23, 2014

CINDISUE MINING CORP.

(Exact name of Company as specified in its charter)

Nevada	000-54390	27-1662466
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
11255 Tierrasanta Blvd., Unit 78 San Diego, CA 92124
(Address of principal executive offices)
Phone: (855) 513 4440
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 23, 2014, the board of directors of Cindisue Mining Crop. (the “Company”) determined that the Company’s financial statements and related disclosures included in the Company’s Quarterly Reports on Form 10-Q for the periods ended April 30, 2014 (the “Previously Issued Financial Statements”) should not be relied upon as directors inadvertently filed the 10Q before reviewing by independent registered public accounting firm.

The Company will file the Quarterly Report for the periods ended April 30 after reviewing them by independent registered public accounting firm.

The Company’s board of directors discussed the matters mentioned herein with PLS CPA, A Professional Corporation, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINDISUE MINING CORP. Date: July 9, 2014 By: /s/ Daniel Martinez Daniel Martinez President & CEO